UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    July 18, 2013

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302, Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(865) 223-6575

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David M. Hall as Chief Operating Officer

On July 18, 2013, the Board of Directors appointed David M. Hall, 43, to be our Chief Operating Officer. Mr. Hall has been Chief Executive Officer of the Company's wholly-owned subsidiary, Cook Inlet Energy, LLC, since the Company acquired it in December 2009, and has served on our Board of Directors since December 2009. Prior to his employment with Cook Inlet Energy, LLC, Mr. Hall was Vice President and General Manager of Alaska Operations, Pacific Energy Resources LTD from January 2008 to December 2009. Before that time, from 2000 to 2008, he served as the Production Foreman and Lead Operator in Alaska for Forest Oil Corp., rising to Production Manager for all of Alaska operation for Forest Oil. Mr. Hall has worked with the acquired Alaska assets since their construction began in 1991.

We expect to enter into an employment agreement with Mr. Hall which will more fully describe his compensation. At this time, Mr. Hall's base salary is $205,000. Mr. Hall has previously received certain stock options that have been disclosed on Forms 3 and 4 in connection with his service as a member of our Board of Directors.

Resignation of Deloy Miller as Chief Operating Officer

On July 18, 2013, Mr. Deloy Miller, our Founder and current Chairman of the Board of Directors, was replaced by the Board of Directors as Chief Operating Officer. This change was consented to by Mr. Miller. Mr. Miller will continue with the Company as its Executive Chairman and will continue to advise the operations team on development, including drilling activities, production oversight, and acquisitions.

Item 7.01 Regulation FD Disclosure.

On July 22, 2013, Miller Energy Resources, Inc. issued a press release, which is attached as Exhibit 99.1 hereto, announcing the appointment of David M. Hall as its Chief Operating Officer. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued July 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.
Date: July 24, 2013
	By:	/s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

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